Schedule A

							RATE	NEXT		BANK
TRADE		SETTLEMENT	MATURITY	NEXT PAY	CALL	CALL	TYPE/RATE	CALL	COUPON	PAR
DATE	CUSIP	DATE	DATE	DATE	TYPE(1)	STYLE (2)	SUB-TYPE(3)(4)	DATE	PCT	($)
03/23/2011	3133735A6	03/30/2011	03/30/2016	09/30/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	06/30/2011	1.125	$10,000,000
03/23/2011	3133736R8	04/21/2011	01/21/2014	10/21/2011	Optional Principal Redemption	European	Fixed Constant	10/21/2011	1.25	$25,000,000
03/23/2011	3133736R8	04/21/2011	01/21/2014	10/21/2011	Optional Principal Redemption	European	Fixed Constant	10/21/2011	1.25	$25,000,000
03/23/2011	3133736S6	04/12/2011	04/16/2013	10/16/2011	Optional Principal Redemption	Bermudan	Fixed Constant	05/16/2011	1.00	$100,000,000
03/23/2011	3133736S6	04/12/2011	04/16/2013	10/16/2011	Optional Principal Redemption	Bermudan	Fixed Constant	05/16/2011	1.00	$100,000,000
03/23/2011	3133736U1	04/01/2011	11/27/2013	05/27/2011	Non-Callable		Fixed Constant		1.05	$25,000,000
03/23/2011	3133736V9	04/20/2011	10/20/2014	10/20/2011	Optional Principal Redemption	European	Fixed Constant	04/20/2012	1.625	$50,000,000
03/23/2011	3133736Y3	04/11/2011	04/25/2012	10/25/2011	Optional Principal Redemption	Bermudan	Fixed Constant	05/25/2011	0.40	$500,000,000
03/23/2011	3133737M8	03/30/2011	06/30/2014	06/30/2011	Optional Principal Redemption	European	Fixed Constant	06/30/2011	1.50	$100,000,000
03/24/2011	3133736S6	04/12/2011	04/16/2013	10/16/2011	Optional Principal Redemption	Bermudan	Fixed Constant	05/16/2011	1.00	$100,000,000
03/24/2011	3133737M8	03/30/2011	06/30/2014	06/30/2011	Optional Principal Redemption	European	Fixed Constant	06/30/2011	1.50	$100,000,000
03/24/2011	313373A51	04/01/2011	09/26/2013	09/26/2011	Non-Callable		Fixed Constant		1.00	$25,000,000
03/24/2011	313373AA0	04/14/2011	04/14/2016	10/14/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	07/14/2011	1.125	$15,000,000
03/24/2011	313373AC6	04/01/2011	04/29/2014	04/29/2011	Non-Callable		Fixed Constant		1.30	$25,000,000
03/24/2011	313373AC6	04/01/2011	04/29/2014	04/29/2011	Non-Callable		Fixed Constant		1.30	$25,000,000
03/24/2011	313373AJ1	04/04/2011	08/28/2015	10/04/2011	Non-Callable		Fixed Constant		2.00	$50,000,000
03/24/2011	3133XXCV7	03/28/2011	03/10/2017	09/10/2011	Non-Callable		Fixed Constant		3.625	$5,000,000
03/24/2011	3133XXP43	03/28/2011	03/11/2016	09/11/2011	Non-Callable		Fixed Constant		3.125	$2,000,000
03/25/2011	313373B76	04/18/2011	04/25/2012	07/18/2011	Optional Principal Redemption	Bermudan	Fixed Constant	07/18/2011	0.39	$250,000,000
03/25/2011	313373BB7	03/30/2011	07/30/2015	07/30/2011	Non-Callable		Fixed Constant		2.00	$15,000,000
03/25/2011	313373BL5	04/11/2011	04/25/2012	04/25/2011	Optional Principal Redemption	Bermudan	Fixed Constant	05/25/2011	0.40	$500,000,000
03/25/2011	3133XWKV0	03/29/2011	03/14/2014	09/14/2011	Non-Callable		Fixed Constant		2.375	$3,000,000
03/25/2011	3133XWX87	03/29/2011	03/08/2013	09/08/2011	Non-Callable		Fixed Constant		1.75	$4,000,000
03/25/2011	3133XWX95	03/29/2011	03/13/2015	09/13/2011	Non-Callable		Fixed Constant		2.75	$4,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
/Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American—redeemable continuously on and after the first redemption date and until maturity.
Bermudan—redeemable on specified recurring dates on and after the first redemption date, until maturity.
European—redeemable on a particular date only.
Canary—redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European—redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.